SUPPLEMENT TO THE
FIDELITY ADVISOR FUNDS(registered trademark)
CLASS A, CLASS T,
CLASS B, AND CLASS C

FEBRUARY 26, 1999
REVISED APRIL 9,1999

PROSPECTUS

The following information replaces similar information found in the "Fund Management" section beginning on page 50.

Margaret Eagle is vice president and manager of Advisor High Yield, which she has managed since January 1987. Additionally, she is a senior vice president of Fidelity Trust Company. Since joining
Fidelity in 1980, Ms. Eagle has been an analyst and portfolio manager.

Mark Notkin is manager of Advisor Strategic Income's high yield investments, which he has managed since April 1999. Since joining
Fidelity in 1994, Mr. Notkin has worked as an analyst and manager.

SUPPLEMENT TO THE
FIDELITY ADVISOR FUNDS(registered trademark)
INSTITUTIONAL CLASS

FEBRUARY 26,1999
PROSPECTUS

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section on page 37.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

The following information replaces similar information found in the "Fund Management" section beginning on page 46.

Margaret Eagle is vice president and manager of Advisor High Yield, which she has managed since January 1987. Additionally, she is a senior vice president of Fidelity Trust Company. Since joining
Fidelity in 1980, Ms. Eagle has been an analyst and portfolio manager.

Mark Notkin is manager of Advisor Strategic Income's high yield investments, which he has managed since April 1999. Since joining
Fidelity in 1994, Mr. Notkin has worked as an analyst and manager.

The following information replaces similar information found on the back cover.

Fidelity Advisor Funds, Fidelity Investments & (Pyramid) Design,
Fidelity, Fidelity Investments, and Directed Dividends are registered trademarks of FMR Corp.

TechnoQuant and Portfolio Advisory Services are service marks of FMR
Corp.